SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2000


                            SALESREPCENTRAL.COM, INC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          NEVADA                       0-25275                  91-1918742
----------------------------   ------------------------   ----------------------
(State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of  Incorporation)                                   Identification Number)


16099 N. 82nd ST Suite B1, Scottsdale, Arizona                    85260
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  (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (480) 922-8444


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        NONE

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        NONE.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        NONE

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On September 25, 2000 the Board of Directors of SalesRepCentral.com.Inc. (the "Company") approved a change of accountants. The Company dismissed Barry L. Friedman as its independent accountant and engaged Semple & Cooper, LLP. During the audited period from inception through August 31, 1999 and through the subsequent interim periods ending September 15, 2000, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which disagreements, if not resolved to the satisfaction of the former accountant, would have caused him to make reference to the subject matter of the disagreements in connection with his report. The accountants report on the financial statements did not contain an adverse opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        The Company has furnished Barry L. Friedman with a copy of the foregoing disclosure and requested Barry L. Friedman to furnish it with a letter addressed to the Securities and Exchange Commission indicating any disagreements with the foregoing statements. A copy of the letter of Barry L. Friedman to the Securities and Exchange Commission, dated September 25, 2000 is filed as Exhibit 16.1 hereto.

ITEM 5. OTHER EVENTS.

        None.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibit Number 16.1    Letter from Barry L. Friedman, CPA to the
                                   Securities and Exchange Commission dated
                                   September 25, 2000.

ITEM 8. CHANGE IN FISCAL YEAR.

        None.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SALESREPCENTRAL.COM, INC.

                                     By: /s/ Ralph Massetti
                                        ---------------------------
                                     Its: CEO
                                     Dated: November 30, 2000


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                                  EXHIBIT INDEX


      Exhibit Number                   Description
      --------------                   -----------

          16.1                Letter from Barry L. Friedman